UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2013
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On February 13, 2013, after issuing the fourth-quarter and full-year 2012 earnings release, filing the Form 10-K for the year ended December 31, 2012, and holding the related earnings conference call, Hospira, Inc. (“Company”) received written notification from the U.S. Food and Drug Administration (“FDA”) that the FDA had expanded the Symbiq™ import alert issued on November 8, 2012.  That alert prohibited the importation of Symbiq™ infusion pumps into the U.S.   The expansion received on February 13, 2013 prohibits the importation into the U.S. of the Plum™, GemStar™, and LifeCare PCA™ infusion pumps which are manufactured in our Costa Rica facility.  The FDA’s import alert does not restrict importation of the Company’s consumables and other infusion pump accessories. The Company intends to support the repair and service of all impacted pumps to existing customers.

The Company is withdrawing the 2013 full-year financial projections communicated during the Company’s earnings call on February 13, 2013.  Assuming that the import ban on Plum™, GemStar™, and LifeCare PCA™ remains in effect throughout 2013, the Company’s preliminary estimate is that the impact for this matter could be in the range of $50 to $100 million in decreased net sales and $0.10 to $0.20 reduction in U.S. GAAP earnings per share or an adjusted earnings per share impact of $0.05 to $0.15.  The Company will be refining these estimates and aggressively evaluating potential mitigation strategies.  The Company plans on issuing new guidance at its first quarter 2013 earnings call.

The Company takes this matter seriously.  Any further actions by the FDA could have a material adverse impact on our financial position and operating results.

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s 2013 full-year financial projections. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA, and unanticipated costs or delays associated with the resolution of these matters. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: February 14, 2013	/s/	Brian J. Smith
	By:	Brian J. Smith

	Its:	Senior Vice President, General Counsel